                          MARTIN CURRIE BUSINESS TRUST
                           JAPAN SMALL COMPANIES FUND








                                  ANNUAL REPORT

                                 APRIL 30, 1999

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1999

OBJECTIVE                     Long-term capital appreciation through active
                              management of a diversified portfolio of equities in Japanese companies with relatively small capitalization, which may not have wide market recognition.

LAUNCH DATE                   August 15, 1994

FUND SIZE                     $81.8m

PERFORMANCE                   Total return from May 1, 1998 through April 30,
                              1999

                              - MCBT - Japan Small Companies Fund
                                (excluding all transaction fees)         +43.8%
                              - MCBT - Japan Small Companies Fund
                                (including all transaction fees)         +40.9%
                              - Tokyo Stock Exchange - Second
                                Section Index                            +48.9%
                                (September 1, 1994 through April 30, 1999)

                              Annualized total return from August 15, 1994
                              through April 30, 1999

                              - MCBT - Japan Small Companies Fund
                                (excluding all transaction fees)          +0.6%
                              - MCBT - Japan Small Companies Fund
                                (including all transaction fees)          +0.2%

                              The graph below represents the annualized total return of the portfolio including all transaction fees through September 30, 1998, versus the Tokyo Stock Exchange (TSE) - Second Section Index from September 1, 1994 through April 30, 1999.

                              - MCBT - Japan Small Companies Fund
                                (excluding all transaction fees)          +0.6%
                              - MCBT - Japan Small Companies Fund
                                (including all transaction fees)          +0.1%
                              - Tokyo Stock Exchange - Second
                                Section Index                            -10.1%


                                      [GRAPH]


(a) Performance for the benchmark is not available from August 15, 1994 (commencement of investment operations). For that reason, performance is shown from September 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

See notes to financial statements.

                                       1
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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                                      PROFILE AT APRIL 30, 1999

PORTFOLIO                     Japan's economy remains in the doldrums. But in
COMMENTS                      establishing the financial sector and
                              encouraging demand through capital injections and tax incentives, the government has made important progress. By revealing a new aggressive attitude towards cost reduction and business restructuring, corporate Japan also helped improve sentiment. In addition, the Bank of Japan adopted a loose monetary stance, bringing short-term rates to zero. Against this background, smaller company indices in Japan enjoyed a period of strong out performance. The
                              TSE 2nd Section (our benchmark) rose 48.9% over the period, far in advance of the 21.0% seen in the TSE 1st Section.

                              We participated in most of this rally, enjoying a 43.8% rise, but we missed our benchmark by 5.1%. Areas of strength included the software sector, which accounted for 21.2% of the portfolio's assets at the end of the year. Price moves of note included OBIC (+163%), KONAMI (+115%), and NIPPON SYSTEM DEVELOPMENT (+85%). All three were among our top ten holdings. Weaker areas included the other finance and retail sectors (7% and 8% of the portfolio's assets in aggregate), both of which under performed the benchmark by a substantial margin.

                              We made a number of changes to the portfolio over the period. Through participation in initial public offerings of FSAS and OBIC, we increased our exposure to the software sector. And we added a number of companies that we believe are in the process of boosting returns through restructuring. By selling out of Xebio, Chiyoda, Santen Pharmaceuticals, and Tokai Lease, we reduced our exposure to the retail, drug and housing sectors.

                              OUTLOOK

                              The economy is likely to remain weak, but does appear to be establishing. More companies are seeing restructuring as the way forward. We expect this focus on profitability to help the general market. Although it will take some time for restructuring to filter through to the majority of smaller companies, we believe that areas such as software and outsourcing services will be in strong demand. We will continue to look for such companies to add to the portfolio.


INVESTMENT                    Michael Thomas has managed the MCBT Japan Small
MANAGER                       Companies Fund since inception.
PROFILE
                              Michael graduated from Bristol University with a degree in Economics and joined stockbrokers
                              Vickers da Costa in 1973. He began covering the Japanese markets in 1975 and became Director of the Japanese department in 1982. A specialist on Japan, he joined Martin Currie in 1989 as a director and head of the Far East investment team.

                              He is assisted by Keith Donaldson. Keith graduated from the University of Kingston-upon-Hull in 1979 with a degree in Social Studies. After five years as a financial analyst with Wood Mackenzie, he spent four years with UBS Philips and Drew. Keith moved to Tokyo in 1988 as Vice President and head of Japanese equity sales at Morgan Stanley, then joined Martin Currie's Japan team as an assistant director in 1997. He was promoted to director in October, 1997.

See notes to financial statements.

                                       2
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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                                      PROFILE AT APRIL 30, 1999

LARGEST HOLDINGS                                                % OF NET ASSETS

                             Obic Company Limited                      4.8
                             Aiful                                     4.1
                             Konami                                    3.4
                             Sony Music Entertainment                  3.1
                             Nippon System Development                 3.1
                             Benesse Corp                              3.1
                             Hirose Electric                           3.0
                             Aderans                                   3.0
                             Mabuchi Motor                             2.7
                             Promise                                   2.3













See notes to financial statements.

                                       3
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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                                        SCHEDULE OF INVESTMENTS
                                                                 APRIL 30, 1999

                                                                SHARES           VALUE
COMMON STOCK, WARRANTS, AND CONVERTIBLE
     BONDS - 95.0%
COMMON STOCK - 85.9%
       ADERANS                                                  60,000      $       2,426,729
       AIFUL                                                    40,800              3,337,933
       AIPHONE                                                 100,300              1,217,845
       ALTECH CORPORATION                                       55,000                571,094
       ASIA SECURITIES PRINTING                                 85,000              1,264,110
       BENESSE CORP                                             30,000              2,502,094
       CANON APTEX                                             118,000                760,844
       CAPCOM                                                   70,000              1,289,566
       CIRCLE K JAPAN                                           41,380              1,871,144
       DAIWA INDUSTRIES LIMITED                                 73,000                292,196
       DAIWA KOSHO LEASE                                       150,000                567,744
       DAIWA LOGISTICS                                         162,800                820,680
       EIDEN                                                   173,000              1,361,749
       FAMILYMART COMPANY                                       31,000              1,466,672
       FUJI MACHINE MANUFACTURING                               43,000              1,533,914
       FUJITSU BUSINESS SYSTEMS                                 43,700                797,739
       FUJITSU SUPPORT AND SERVICES INC. (FSAS)                  7,000                855,803
       HIRATA TECHNICAL                                        155,400                598,593
       HIROSE ELECTRIC                                          26,800              2,491,040
       INAX CORPORATION                                        110,000                776,503
       KINSEKI LIMITED                                          73,000                434,014
       KIRIN BEVERAGE                                           44,000                816,111
       MABUCHI MOTOR                                            28,000              2,173,505
       MAEZAWA INDUSTRIES                                      100,000              1,531,569
       MEITEC                                                   54,800              1,780,472
       MIRAI INDUSTRY                                           13,000                174,175
       MITSUMI ELECTRIC COMPANY LIMITED                         50,000                954,614
       MOSHI MOSHI HOTLINE INC.                                 15,000                854,128
       NAC                                                      26,600                126,964
       NICHICON                                                100,000              1,318,875
       NICHII GAKKAN COMPANY                                     5,175                403,010
       NIPPON BROADCASTING SYSTEM                               30,000              1,369,117
       NIPPON KONPO UNYU SOKO                                  164,000              1,181,042
       NIPPON SYSTEM DEVELOPMENT                                49,000              2,502,931
       NISHIO RENT ALL                                          26,500                254,082
       NISSHA PRINTING                                         110,000                764,529
       NORITSU KOKI                                             20,800                686,250
       NORITZ CORPORATION                                      100,000              1,178,195
       OBIC COMPANY LIMITED                                     20,000              3,935,689
       ORIENTAL CONSTRUCTION                                    60,500                248,242
       PCA CORPORATION                                          16,000                321,554
       PROMISE                                                  33,430              1,903,567
       RISO KAGAKU                                              37,200              1,775,582
       RYOSAN                                                   65,000              1,159,354
       SANKI ENGINEERING                                        85,000                607,855
       SATO CORPORATION                                         50,000              1,109,529
       SHIMACHU                                                 40,000                904,371

See notes to financial statements.
                                                             4

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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                                        SCHEDULE OF INVESTMENTS
                                                                 APRIL 30, 1999

                                                                SHARES           VALUE
COMMON STOCK - CONTINUED
       SONY MUSIC ENTERTAINMENT                                 35,000      $       2,549,824
       TAISHO PHARMACEUTICAL                                    59,000              1,813,180
       TAIYO YUDEN CO                                           50,000                665,718
       TDC SOFTWARE                                             30,000                929,493
       TOKYO STYLE COMPANY LIMITED                              70,000                735,639
       TOPPAN FORMS COMPANY                                     94,500              1,796,307
       TRANS COSMOS INCORPORATED                                30,000              1,570,089
       TSUBAKI NAKASHIMA                                       140,000                978,898
       UNI-CHARM                                                20,000                906,046
       YUSEN AIR & SEA SERVICE                                  49,000                611,372
       ZEXEL CORPORATION                                       147,000                411,137
                                                                               --------------
         TOTAL COMMON STOCK - (COST $61,897,991)                                   70,241,021
                                                                               --------------

CONVERTIBLE BONDS - 8.7%
       JONAS, 1.35%, 12/30/1999                       (Y)  106,500,000              1,271,584
       KONAMI, 0.75%, 3/31/2000                       (Y)  160,000,000              2,786,803
       MITSUI HIGH-TEC INCORPORATED, 1.90%,
        1/31/2000                                     (Y)  100,000,000              1,004,857
       NAMCO, 0.80%, 9/28/2001                        (Y)   50,000,000                438,369
       NITTO DENKO, NO 4, 3.90%, 3/30/2001            (Y)   70,000,000              1,018,757
       TAIYO YUDEN, 1.15%, 9/30/2008                  (Y)   50,000,000                602,077
                                                                               --------------
         TOTAL CONVERTIBLE BONDS - (COST $5,469,837)                                7,122,447
                                                                               --------------
WARRANTS - 0.4%
       CREDIT SAISON COMPANY LIMITED, 2/15/2000 *                  140                138,250
       NIPPON ENGINEERING CONSULTANTS, 1/20/2000 *               1,500                  1,966
       SATORI ELECTRIC, 5/23/2000 *                                200                 13,750
       TAMPOPO (PROMISE), 2/8/2000 *                               100                226,250
                                                                               --------------
         TOTAL WARRANTS - (COST $628,802)                                             380,216
                                                                               --------------
TOTAL COMMON STOCK, WARRANTS AND CONVERTIBLE
     BONDS - (COST $67,996,630) +                                                  77,743,684
                                                                               --------------
                                                                PRINCIPAL
                                                                 AMOUNT
SHORT TERM INVESTMENT - 2.1%
       STATE STREET BANK AND TRUST COMPANY REPURCHASE
         AGREEMENT, 4.250%, 5/3/1999 (A)                  $  1,721,000              1,721,000
                                                                               --------------
TOTAL SHORT TERM INVESTMENT - (COST $1,721,000)                                     1,721,000
                                                                               --------------
TOTAL INVESTMENTS - (COST  $69,717,630) - 97.1%                                    79,464,684
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 2.9%                         2,335,387
                                                                               --------------
NET ASSETS - 100.0%                                                         $      81,800,071
                                                                               --------------
                                                                               --------------

See notes to financial statements.

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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                                        SCHEDULE OF INVESTMENTS
                                                                 APRIL 30, 1999


*      Non-income producing security.
(Y)    Reflected at par and denominated in Japanese yen.
(a) The repurchase agreement, dated 4/30/1999, $1,721,000 par due 5/3/1999, is collateralized by United States Treasury Notes, 12.000% due 8/15/2013 with a market value of $1,762,687.

+ Percentages of long term investments by industry are as follows: Auto Parts 1.2%, Broadcasting 1.7%, Building & Construction 1.5%, Commercial Services 4.8%, Computer Software 3.8%, Computers & Business Equipment 13.6%, Cosmetics & Toiletries 3.0%, Diversified 1.4%, Drugs & Health Care 2.2%, Electrical Equipment 8.1%, Electronics 8.5%, Engineering 1.6%, Entertainment 3.1%, Financial Services 6.9%, Food & Beverages 2.6%, Industrial Machinery 3.7%, Lease Rental Obligations 1.0%, Manufacturing 0.8%, Metals 2.4%, Paper 1.1%, Photography 0.9%, Printing 6.0%, Retail 3.0%, Retail Trade 5.1%, Software 3.8%, Transportation 3.2%.

















See notes to financial statements.

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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                            STATEMENT OF ASSETS AND LIABILITIES
                                                                 APRIL 30, 1999


ASSETS

    Investments in securities, at value (cost $67,996,630) (Note B)          $      77,743,684

    Investments in repurchase agreements, at value (Note B)                          1,721,000
                                                                             -----------------

       Total Investments                                                            79,464,684

    Cash                                                                                   392

    Foreign currency, at value (cost $2,664,228) (Note B)                            2,692,762

    Receivable for investments sold                                                    122,810

    Receivable for forward currency contracts (Note B)                                  20,027

    Dividend and interest receivable                                                   231,549

    Prepaid insurance expense                                                               15

    Deferred organization expense (Note B)                                                 752
                                                                             -----------------

       TOTAL ASSETS                                                                 82,532,991
                                                                             -----------------

LIABILITIES

    Payable for investments purchases                                                  520,169

    Management fee payable (Note C)                                                    171,414

    Administration fee payable (Note C)                                                  4,456

    Trustees fees payable (Note C)                                                       2,104

    Accrued expenses and other liabilities                                              34,777
                                                                             -----------------

       TOTAL LIABILITIES                                                               732,920
                                                                             -----------------

TOTAL NET ASSETS                                                             $      81,800,071
                                                                             -----------------
                                                                             -----------------

COMPOSITION OF NET ASSETS:

    Paid-in-capital                                                          $      86,130,023

    Undistributed net investment income                                                 75,533

    Accumulated net realized loss on investment and foreign currency transactions  (14,203,363)

    Net unrealized appreciation on investment and foreign currency transactions      9,797,878
                                                                             -----------------

TOTAL NET ASSETS                                                             $      81,800,071
                                                                             -----------------
                                                                             -----------------

NET ASSET VALUE PER SHARE                                                    $            9.29
($81,800,071 / 8,809,600 shares of beneficial interest outstanding)          -----------------
                                                                             -----------------


See notes to financial statements.

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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                                        STATEMENT OF OPERATIONS
                                              FOR THE YEAR ENDED APRIL 30, 1999


INVESTMENT INCOME

    Interest income                                                          $         173,647

    Dividend income                                                                    496,993

    Foreign taxes withheld                                                             (83,743)
                                                                             -----------------

       TOTAL INVESTMENT INCOME                                                         586,897
                                                                             -----------------

EXPENSES

    Management fee (Note C)                                                            608,552

    Custodian fee                                                                       74,037

    Administration fee (Note C)                                                         57,598

    Audit fee                                                                           24,999

    Legal fees                                                                           6,299

    Transfer agent fee                                                                   6,899

    Trustees fees (Note C)                                                               3,016

    Amortization of deferred organization expenses (Note B)                              2,548

    Miscellaneous expenses                                                              11,372
                                                                             -----------------

       TOTAL EXPENSES                                                                  795,320
                                                                             -----------------

NET INVESTMENT LOSS                                                                   (208,423)
                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

    Net realized loss on investments                                                (6,233,672)

    Net realized gain on foreign currency transactions                               1,504,427

    Net unrealized appreciation on:

       Investments                                                                  29,291,552

       Foreign currency transactions                                                   510,095
                                                                             -----------------

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                           25,072,402
                                                                             -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $      24,863,979
                                                                             -----------------
                                                                             -----------------

See notes to financial statements.

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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                             STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year                Year
                                                                                    Ended               Ended
                                                                                April 30, 1999      April 30, 1998
                                                                                --------------      --------------
NET ASSETS at beginning of year                                                 $    57,506,372     $    66,748,656
                                                                                ---------------     ---------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

    Net investment loss                                                                (208,423)           (210,529)

    Net realized loss on investment transactions                                     (6,233,672)         (5,451,368)

    Net realized gain (loss) on foreign currency transactions                         1,504,427             (47,734)

    Net unrealized appreciation (depreciation) on:

       Investments                                                                   29,291,552          (6,570,197)

       Foreign currency transactions                                                    510,095            (454,673)
                                                                                ---------------     ---------------

    Net increase (decrease) in net assets from operations                            24,863,979         (12,734,501)
                                                                                ---------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                                     0            (586,947)

    Return of capital                                                                         0            (249,391)
                                                                                ---------------     ---------------

    Total distributions                                                                       0            (836,338)
                                                                                ---------------     ---------------

CAPITAL SHARE TRANSACTIONS:

    Net proceeds from sales of shares                                                 7,678,202          16,045,506

    Reinvestment of dividends and distributions to shareholders                               0             785,178

    Cost of shares repurchased                                                       (8,256,792)        (12,791,111)

    Paid in capital from subscription and redemption fees                                 8,310             288,982
                                                                                ---------------     ---------------

    Total increase (decrease) in net assets from capital share transactions            (570,280)          4,328,555
                                                                                ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS                                                24,293,699          (9,242,284)
                                                                                ---------------     ---------------

NET ASSETS at end of year (net of accumulated net investment                    $    81,800,071     $    57,506,372
    income (loss) of $75,533 and ($827,685), respectively)                      ---------------     ---------------
                                                                                ---------------     ---------------

OTHER INFORMATION:

CAPITAL SHARE TRANSACTIONS:

    Shares sold                                                                       1,103,164           1,970,622

    Shares issued in reinvestment of distributions to shareholders                            0             125,628

    Less shares repurchased                                                          (1,195,384)         (1,841,334)
                                                                                ---------------     ---------------

    Net share transactions                                                              (92,220)            254,916
                                                                                ---------------     ---------------
                                                                                ---------------     ---------------

See notes to financial statements.

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                                                MCBT JAPAN SMALL COMPANIES FUND
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                                                           FINANCIAL HIGHLIGHTS
                                         FOR A SHARE OUTSTANDING FOR THE PERIOD



                                                         Year           Year           Year           Year(4)    August 15, 1994*
                                                         Ended          Ended          Ended          Ended          through
                                                     April 30, 1999 April 30, 1998 April 30, 1997 April 30, 1996  April 30, 1995
                                                     -------------- -------------- -------------- -------------- ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $     6.460    $     7.720    $    10.770     $     9.610     $    10.000

Net investment income (loss)                                0.102         (0.005)        (0.027)         (0.034)          0.013
Net realized and unrealized gain (loss) on investment
        and foreign currency transactions                   2.727         (1.189)        (2.384)          1.248          (0.492)
                                                      -----------    -----------    -----------     -----------     -----------

Total from investment operations                            2.829         (1.194)        (2.411)          1.214          (0.479)
                                                      -----------    -----------    -----------     -----------     -----------

Less distributions:
     Net investment income                                  0.000         (0.069)        (0.203)          0.000          (0.002)
     In excess of net investment income                     0.000          0.000         (0.314)         (0.097)          0.000
     Return of capital                                      0.000         (0.029)         0.000           0.000           0.000
     Net realized gains                                     0.000          0.000         (0.100)          0.000          (0.003)
     In excess of net realized gains                        0.000          0.000         (0.040)          0.000           0.000
                                                      -----------    -----------    -----------     -----------     -----------
Total distributions                                         0.000         (0.098)        (0.657)         (0.097)         (0.005)
                                                      -----------    -----------    -----------     -----------     -----------

Paid in capital from subscription and
     redemption fees (Note B)                               0.001          0.032          0.018           0.043           0.094
                                                      -----------    -----------    -----------     -----------     -----------

Net asset value, end of period                        $     9.290    $     6.460    $     7.720     $    10.770     $     9.610
                                                      -----------    -----------    -----------     -----------     -----------
                                                      -----------    -----------    -----------     -----------     -----------

TOTAL INVESTMENT RETURN (1) (2)                             43.80%        (15.01)%       (22.69)%         13.13%          (3.85)%
-----------------------                               -----------    -----------    -----------     -----------     -----------
                                                      -----------    -----------    -----------     -----------     -----------

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net assets, end of period                             $81,800,071    $57,506,372    $66,748,656     $88,863,054    $ 44,969,083
Operating expenses, net, to average
        net assets (Note C)                                  1.31%          1.29%          1.26%           1.37%           1.50%(3)
Operating expenses, gross, to average
        net assets (Note C)                                  1.31%          1.29%          1.26%           1.37%           1.72%(3)
Net investment income (loss) to average net assets          (0.34)%        (0.30)%        (0.41)%         (0.36)%          0.37%(3)
Portfolio turnover rate                                        27%            26%            26%             37%             33%
Per share amount of fees waived (Note C)              $     0.000    $     0.000    $     0.000     $     0.000    $      0.008
-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees. Total return would have been lower had certain expenses not been waived.
(2) Periods less than one year are not annualized.
(3) Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.


See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  NOTES TO FINANCIAL STATEMENTS


NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers five funds which have differing investment objectives and policies: Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Asia Pacific ex Japan Fund (formerly "Emerging Asia Fund") and EMEA Fund, (the "Funds"). The MCBT Japan Small Companies Fund (the "Fund") commenced investment operations on August 15, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had the following open forward foreign currency contract at April 30, 1999:

                                                                                            Unrealized
                         Delivery Date    Local Currency   Face Amount        Value         Appreciation
                         -------------    --------------   -----------        -----         ------------
     Japanese Yen (sell)  July 6, 1999    1,316,788,440    $ 11,146,000    $ 11,125,973     $    20,027

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through September 30, 1998, there was a purchase premium for cash investments into the Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and recorded as paid-in-capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs were minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, the Fund eliminated all such fees. For the period ended September 30, 1998, $960 was collected in purchase premiums and $7,350 was collected in redemption fees.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. As of April 30, 1999 the Fund has a realized capital loss carryforward, for Federal income tax purposes, of $12,484,289 ($5,060,484 expires April 30, 2006 and $7,423,805 expires April 30, 2007), available to be used to offset future realized capital gains. As of April 30, 1999, the Fund has elected for Federal income tax purposes to defer a $1,697,797 current year post October 31 capital loss as though the loss was incurred on the first day of the next fiscal year.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets.

The Investment Manager has voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.50% of the Fund's average net assets on an annualized basis. For the year ended April 30, 1999, it was not necessary for the Investment Manager to waive any of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 1999 were $16,281,413 and $19,193,500, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1999 were as follows:

                       IDENTIFIED                    GROSS UNREALIZED                NET UNREALIZED
                          COST                APPRECIATION   (DEPRECIATION)           APPRECIATION
                    ---------------           ------------   --------------          ---------------
                    $   70,347,119           $  20,703,348   $  (11,585,783)          $    9,117,565

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE E - PRINCIPAL SHAREHOLDERS
As of April 30, 1999, there was one shareholder who owned greater than 10% of the Fund's outstanding shares, representing 32% of the Fund.

NOTE F - CONCENTRATION OF RISK
Investment in foreign securities generally involves special risks. Additional risks are present in the case of a fund such as the Japan Small Companies Fund which will invest most of its assets in the issuers of a single foreign country. This means that the Fund's performance will be directly affected by political, economic and market conditions in Japan. In addition, since the Japanese economy depends to some extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

------------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)
The Fund intends to make an election under Internal Revenue Code 853 to pass through foreign taxes paid by the Fund to its shareholders. During the year ended April 30, 1999, the total amount of foreign taxes that will be passed through to the shareholders and the foreign source income for information reporting purposes will be $83,743 (of the total $83,743 taxes withheld) and $612,679, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------




To the Trustees and Shareholders of the
Martin Currie Business Trust - Japan Small Companies Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan Small Companies Fund (the "Fund") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 24, 1999

                          MARTIN CURRIE BUSINESS TRUST


                              --------------------



                              TRUSTEES AND OFFICERS

                   C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE

                              --------------------



                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC

                              --------------------



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   The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.

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